Exhibit 10.7.2

Execution Version

OMNIBUS JOINDER, AMENDMENT NO. 2 TO TERM LOAN AGREEMENT AND

AMENDMENT NO. 1 TO GUARANTY, PLEDGE AND SECURITY AGREEMENT

This OMNIBUS JOINDER, AMENDMENT NO. 2 TO TERM LOAN AGREEMENT AND AMENDMENT NO. 1 TO GUARANTY, PLEDGE AND SECURITY AGREEMENT, dated as of July 12, 2017 (this “Omnibus Amendment”) among CINEDIGM DC HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), ACCESS DIGITAL MEDIA, INC., a Delaware corporation (“Access”), ACCESS DIGITAL CINEMA PHASE 2, CORP., a Delaware corporation (“Access Phase 2”, and together with Access, the “Existing Guarantors”, and each, an “Existing Guarantor”), CHRISTIE/AIX, INC., a Delaware corporation (“Christie”), CINEDIGM DIGITAL FUNDING I, LLC, a Delaware limited liability company (“CDF1”, and together with Christie, the “New Guarantors”, and each, a “New Guarantor”; the Borrower, each New Guarantor and each Existing Guarantor, collectively, the “Loan Parties” and individually, a “Loan Party”), the Lenders, and PROSPECT CAPITAL CORPORATION, a Maryland corporation (“Prospect”), as Administrative Agent and Collateral Agent. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement (as defined below).

WHEREAS, the Borrower, the Existing Guarantors, the Lenders, and Prospect as Administrative Agent and as Collateral Agent, entered into the Term Loan Agreement dated as of February 28, 2013 (as amended by the Amendment No. 1 to Term Loan Agreement dated as of August 12, 2013 and as further amended, supplemented or otherwise modified, renewed or replaced from time to time, the “Loan Agreement”) and have agreed that the Loan Agreement shall be amended as set forth herein, subject to the satisfaction of the conditions set forth herein;

WHEREAS, the Borrower and the Existing Guarantors entered into the Guaranty, Pledge and Security Agreement dated as of February 28, 2013 (as amended, supplemented or otherwise modified, renewed or replaced from time to time, the “Security Agreement”) in favor of the Collateral Agent and have agreed that the Security Agreement shall be amended as set forth herein, subject to the satisfaction of the conditions set forth herein;

WHEREAS, the Borrower, the Existing Guarantors, the Lenders, Prospect as Administrative Agent and as Collateral Agent, and the New Guarantors have agreed that each New Guarantor shall become a party to the Loan Agreement and the Security Agreement as a Guarantor and a Loan Party thereunder, subject to the satisfaction of the conditions set forth herein; and

WHEREAS, each of the New Guarantors will materially benefit directly and indirectly from the Term Loans already made available to the Borrower by the Lenders under the Loan Agreement and from the Intercompany Indemnity and Contribution Agreement referred to herein;

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

SECTION 1 Amendments to Loan Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 6 hereof, and in reliance upon the representations and warranties made by the Loan Parties in Section 5 hereof, the Loan Agreement is hereby amended as follows:

(a) Section 1.01 of the Loan Agreement is hereby amended by amending and restating the following definitions in their entirety and in their appropriate alphabetical order as follows:

“‘Assignment of Phase I MSA’ means that certain Assignment of Phase I MSA, substantially in the form of Exhibit C, made by the Borrower in favor of the Collateral Agent, pursuant to which the Borrower will collaterally assign and grant a Lien in the Phase I MSA, as set forth therein (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).”

“‘Parent’ means Cinedigm Corp., a Delaware corporation.”

“‘Phase I MSA’ means that certain Second Amended and Restated Management Services Agreement, dated as of July 12, 2017, between the Borrower, as manager, and CDF1 in form and substance reasonably satisfactory to the Administrative Agent under which the Borrower, as manager, has agreed to provide certain management services and accounting, technical, operational, general and administrative services for the Phase I Group Members (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time).”

“‘Replacement Phase I MSA’ means, that certain Third Amended and Restated Management Services Agreement, to be entered into between the Borrower, as manager, and CDF1 in the form of the attached Exhibit Q.”

(b) Section 12.01(e) of the Loan Agreement is hereby amended by deleting it in its entirety, and replacing it with the following in lieu thereof:

“(e) No provision of, nor the exercise of any rights under, Section 12.01(a) or (b) above shall limit the right of either Agent or any Lender (i) to foreclose against any real or personal property collateral through judicial foreclosure, by the exercise of a power of sale under a deed of trust, mortgage or other security agreement or instrument, pursuant to applicable provisions of the UCC, or otherwise pursuant to Applicable Law, (ii) to exercise self help remedies including but not limited to set-off and repossession, or (iii) to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration provisional or ancillary remedies and relief including but not limited to injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self help remedies shall not constitute a waiver of any rights of an Agent or a Lender.”

(c) Exhibit C of the Loan Agreement is hereby amended and restated in its entirety and replaced by Annex C attached hereto.

(d) Exhibit Q of the Loan Agreement is hereby amended and restated in its entirety and replaced by Annex D attached hereto.

(e) Schedules 6.07, 6.13, 6.17, 6.22 and 6.23 of the Loan Agreement are hereby amended and restated in their entirety to read as set forth in Annex A attached hereto.

SECTION 2 Amendments to Security Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 6 hereof, and in reliance upon the representations and warranties made by the Loan Parties in Section 5 hereof, the Security Agreement is hereby amended as follows:

(a) Section 1.1 of the Security Agreement is hereby amended by deleting clauses (d)(i) and (d)(ii) of the definition of “Excluded Property” in their entirety and renumbering the clauses that follow and any references thereto accordingly.

(b) Schedules 1, 2, 3 and 4 of the Security Agreement are hereby amended and restated in their entirety to read as set forth in Annex A attached hereto.

SECTION 3 Joinder of New Guarantors.

(a) By executing and delivering this Omnibus Amendment, each New Guarantor hereby becomes a party to each of the Loan Agreement and the Security Agreement as a Guarantor and a Loan Party thereunder with the same force and effect as if originally named as a Guarantor and a Loan Party therein. Without limiting the generality of the foregoing, each New Guarantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations (as defined in the Security Agreement) of each New Guarantor, hereby mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral (as defined in the Security Agreement) of each New Guarantor and expressly assumes all obligations and liabilities of a Loan Party thereunder. Each New Guarantor hereby agrees to be and is hereby, without further action, bound as a Loan Party for the purposes of each of the Loan Agreement and the Security Agreement and any of the other Loan Documents.

(b) By executing and delivering this Omnibus Amendment, Borrower and, each New Guarantor hereby agrees that such New Guarantor’s Pledged Collateral listed on Annex B to this Omnibus Amendment shall automatically, and without further action, be and become part of the Collateral referred to in the Security Agreement and shall secure all Secured Obligations of such New Guarantor.

SECTION 4 No Other Modification. The amendments set forth in Section 1 and Section 2 are effective only for the express purposes set forth herein, shall be limited precisely as written, and except as expressly set forth herein, shall not (a) constitute or be deemed to constitute (i) an amendment, waiver or modification of, or consent to any deviation from, the terms and conditions of the Loan Agreement or the Security Agreement or any other Loan Documents or (ii) an agreement by any Agent or any Lender to consent to any future amendment, waiver, modification or consent with respect to any provision of the Loan Agreement, the Security Agreement or any other Loan Document or any rights or remedies arising in favor of any Agent or any Lender under or with respect to any such documents, (b) operate as a waiver of any right, power or remedy, or prejudice any right, power or remedy which either Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement, the Security Agreement or any other Loan Document, as the same may be amended, restated, supplemented, or otherwise modified from time to time or (c) serve to effect a novation of the Obligations. Except as expressly set forth herein, the Loan Agreement, the Security Agreement and each other Loan Document shall remain in full force and effect and each is hereby confirmed and ratified in all respects, including, without limitation, with respect to any security interest or Lien granted to the Collateral Agent pursuant to the terms of the Loan Documents. Each Existing Guarantor and each New Guarantor acknowledges and agrees that (a) notwithstanding the conditions to effectiveness set forth in this Omnibus Amendment, the consent of such Existing Guarantor or New Guarantor to the amendments set forth in Section 1 and Section 2 is not required for such effectiveness by the terms of the Loan Agreement, the Security Agreement or any other Loan Document, and (b) except as expressly set forth in the Loan Documents, nothing in the Loan Agreement, the Security Agreement, this Omnibus Amendment or any other Loan Document shall be deemed to require the consent of such Existing Guarantor or New Guarantor as a condition to the effectiveness to any future waivers, consents or amendments to the Loan Agreement.

SECTION 5 Representations and Warranties. Each of the Loan Parties represents and warrants to each Lender and the Agents that, as of the date, and upon the effectiveness, of this Omnibus Amendment: (a) both immediately before and after giving effect to the amendments set forth in Section 1 and Section 2 of this Omnibus Amendment, no Default or Event of Default has occurred and is continuing under the Loan Agreement or any of the other Loan Documents; (b) each Loan Party has the requisite power and authority to enter into, deliver and perform its obligations under this Omnibus Amendment and has taken all necessary action to authorize the execution, delivery and performance by it of this Omnibus Amendment; (c) this Omnibus Amendment has been duly executed and delivered on behalf of each Loan Party; (d) this Omnibus Amendment constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); (e) the execution, delivery and performance by each Loan Party of this Omnibus Amendment do not and will not (i) conflict with, contravene or violate any provision of any Applicable Law or (ii) conflict with, result in a breach of or constitute a default under the Constituent Documents or any Permit of any Loan Party, other than in the case of Permits breaches or defaults that would not, in the aggregate, have a Material Adverse Effect; (f) no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than the filings required to perfect the Liens created by the Loan Documents in the Collateral of the New Guarantors being granted pursuant to this Omnibus Amendment), and no consent or approval under any contract or instrument (other than those that have been duly obtained or made and which are in full force and effect and are not subject to suspension, revocation or termination) is required for the execution, delivery and performance by each Loan Party of this Omnibus Amendment; and (g) the representations and warranties of the Loan Parties set forth in the Loan Agreement and each other Loan Document (i) that are qualified as to materiality or Material Adverse Effect are true and correct in all respects on and as of the date hereof, and (ii) that are not qualified as to materiality or Material Adverse Effect are true and correct in all material respects on and as of the date hereof, in each case, except to the extent that any such representation or warranty is expressly stated to have been made as of an earlier date, in which case, such representation or warranty shall be true and correct in all respects or in all material respects, as applicable, as of such earlier date.

SECTION 6 Conditions to Effectiveness. This Omnibus Amendment shall become effective only upon satisfaction in full of the following conditions precedent, in a manner satisfactory to the Administrative Agent (such date, the “Effective Date”):

(a) Execution. The Administrative Agent shall have received counterparts of this Omnibus Amendment duly executed by each Loan Party, the Administrative Agent, the Collateral Agent, and the Lenders in accordance with Section 11.10 of the Loan Agreement;

(b) Acknowledgement. The Administrative Agent shall have received the attached “Acknowledgement of the Parent” duly executed by Parent in accordance with Section 11.10 of the Loan Agreement;

(c) Representations and Warranties. The representations and warranties contained in this Omnibus Amendment, in the Loan Agreement, in the Security Agreement, and in the other Loan Documents, applicable to each Loan Party, shall be true and correct on and as of the Effective Date, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which event they shall be true and correct on and as of such earlier date);

(d) No Default. No Default or Event of Default shall have occurred and be continuing;

(e) Pledges. All Stock of each New Guarantor shall have been pledged, and the Collateral Agent shall have received all certificates representing such Stock (and all such Stock of each New Guarantor shall be certificated) accompanied by instruments of transfer and undated stock powers executed in blank;

(f) Legal Opinions. The Administrative Agent shall have received an executed legal opinion of counsel to the Loan Parties and the Parent, which legal opinion shall be addressed to the Administrative Agent and the Lenders and shall be in form and substance satisfactory to the Administrative Agent and its legal counsel;

(g) Secretary’s Certificates. The Administrative Agent shall have received a certificate for each of the New Guarantors, dated the Effective Date, duly executed and delivered by the secretary or assistant secretary, other Authorized Officer, managing member or general partner of such New Guarantor, as applicable, as to:

(i) such Person’s Constituent Documents, as amended, modified or supplemented as of Effective Date, certified by the appropriate officer or official body of the jurisdiction of organization of such Person;

(ii) resolutions of each such Person’s Board then in full force and effect expressly and specifically authorizing, to the extent relevant, all aspects of this Omnibus Amendment and the Loan Documents applicable to such Person and the execution, delivery and performance of this Omnibus Amendment and each other Loan Document, in each case to be executed by such Person; and

(iii) the incumbency and specimen signatures of its Authorized Officers and any other of its officers, managing member or general partner, as applicable, authorized to act with respect to this Omnibus Amendment and each Loan Document to be executed by such Person, and a list of all officers and directors of the New Guarantors.

Each such certificate shall provide that each Secured Party may conclusively rely thereon until such Secured Party shall have received a further certificate of the secretary, assistant secretary, managing member or general partner, as applicable, of such Person canceling or amending the prior certificate of such Person as provided in Section 7.01(e) of the Loan Agreement;

(h) Other Documents and Certificates. The Administrative Agent shall have received originals of the following documents and certificates, each of which shall be dated the Effective Date and duly executed by an Authorized Officer of each Loan Party, as applicable, in form and substance satisfactory to the Administrative Agent and its legal counsel:

(i) a certificate of Authorized Officers of the Parent and the Borrower, certifying as to such items as reasonably requested by the Administrative Agent, including, without limitation, the following:

(A) that both before and after giving effect to this Omnibus Amendment on the Effective Date, no Default or Event of Default has occurred and no default or event of default under any Material Contract of the Loan Parties has occurred;

(B) the representations and warranties contained in this Omnibus Amendment, in the Loan Agreement, in the Security Agreement, and in the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(C) that all the conditions listed in this Section 6 have been fully satisfied or, if applicable, waived in writing by the Administrative Agent; and

(ii) a Perfection Certificate of each New Guarantor;

(iii) certificates of good standing with respect to each New Guarantor, each dated as of a date no more than thirty (30) days prior to the Effective Date, such certificates to be issued by (i) the appropriate officer or official body of the jurisdiction of organization of such New Guarantor and (ii) the appropriate officer or official body of the other jurisdictions where such New Guarantor is qualified to do business as a foreign entity, each of which certificates shall indicate that such New Guarantor is in good standing in the applicable jurisdiction.

(i) Solvency. The Administrative Agent shall be satisfied, based on financial statements (actual and pro forma), projections and other evidence provided by the Parent and the Borrower, that the Borrower and each of the other Loan Parties and their Subsidiaries are and, after the Effective Date and after giving effect to the incurrence of the guarantee indebtedness under the Loan Agreement and the Security Agreement by each of the New Guarantors, will be, Solvent, and the Administrative Agent shall have received a Solvency Certificate duly executed by the chief financial officer of the Borrower confirming the Solvency of the Borrower and each of the other Loan Parties and their Subsidiaries, individually and collectively, after giving effect to this Omnibus Amendment;

(j) Insurance. The Collateral Agent shall have received updated certificates of insurance, together with endorsements thereto, reflecting each of the New Guarantors as insureds under the Loan Parties’ insurance policies and naming the Secured Parties as additional insureds and naming the Collateral Agent on behalf of the Secured Parties as loss payee, in each case with regard to the insurance required by Section 7.03 of the Loan Agreement, in form and substance satisfactory to the Collateral Agent;

(k) Material Adverse Effect. The Administrative Agent shall be satisfied that, since March 31, 2016, no event, development, change, circumstance, condition or effect has occurred that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(l) No New Information. The Administrative Agent shall not have discovered or otherwise become aware of any information, circumstance, development or other matter not previously disclosed to the Administrative Agent that the Administrative Agent believes to be inconsistent in a material and adverse manner with its understanding, based on the information provided to the Administrative Agent prior to the Effective Date, of (a) the business, assets, liabilities, operations, condition (financial or otherwise), prospects, operating results or the Projections of the Borrower and its Subsidiaries taken as a whole or (b) the transactions contemplated by the Loan Agreement (as expressly modified hereby);

(m) Payment of Fees and Expenses. The Agents shall have received payment of all costs, fees and expenses (together with the fees and disbursements of counsel to the Agents) due and owing to the Agents as of the date hereof in accordance with Section 11.05 the Loan Agreement;

(n) Patriot Act Compliance and Reference Checks. The Administrative Agent shall have received completed background and reference checks with respect to each New Guarantor’s senior management and any required Patriot Act compliance, in each case the results of which are satisfactory to Administrative Agent in its sole discretion;

(o) Banking Moratorium. No banking moratorium has been declared by either federal or state authorities;

(p) No Injunctions. No injunction, writ, restraining order, or other order of any nature restricting or prohibiting, directly or indirectly, the transactions contemplated by this Omnibus Amendment shall have been issued and remain in force by any Governmental Authority against the Loan Parties, any Agent or any Lender;

(q) No Adverse Actions. There shall be no order or injunction or pending litigation in which there is a reasonable possibility of a decision that could reasonably be expected to have a Material Adverse Effect on the Loan Parties, or on the Loan Parties and their Subsidiaries taken as a whole. There shall be no pending litigation seeking to prohibit, enjoin or prevent any of the transactions contemplated by this Omnibus Amendment;

(r) Lien Searches; Filings.

(i) The Collateral Agent shall have received the results of a search of the UCC filings (or equivalent filings), tax Liens, judgment Liens, bankruptcies and litigations made with respect to each New Guarantor, together with copies of the financing statements and other filings (or similar documents) disclosed by such searches, and accompanied by evidence satisfactory to the Collateral Agent that the Liens indicated in all such financing statements and other filings (or similar document) either are Permitted Liens or have been released or will be released on the Effective Date.

(ii) The Collateral Agent shall have received appropriate UCC (or equivalent) financing statements suitable for filing in such office or offices as may be necessary or, in the reasonable opinion of Collateral Agent, desirable, to perfect and evidence the Collateral Agent’s Liens in and to the Collateral.

(s) Management Services Agreement. The Administrative Agent shall have received the Second Amended and Restated Management Services Agreement by and among CDF1 and Borrower, in a form satisfactory to the Administrative Agent and duly executed by an Authorized Officer of each of CDF1 and Borrower;

(t) Assignment of Phase I MSA. The Administrative Agent shall have received an assignment of the Phase I MSA by and between the Borrower and Collateral Agent, in a form satisfactory to the Administrative Agent and the Collateral Agent and duly executed by an Authorized Officer of each party thereto;

(u) Intellectual Property Security Agreements. The Collateral Agent shall have received in form and substance reasonably acceptable to the Collateral Agent and suitable for (i) filing in the Applicable IP Office (as defined in the Security Agreement) the short-form intellectual property security agreements in the form attached to the Security Agreement as Annex 3 for all Copyrights, Trademarks, Patents and IP Licenses of each New Guarantor and (ii) recording with the appropriate Internet domain name registrar, a duly executed form of assignment for all Internet Domain Names of each New Guarantor (together with appropriate supporting documentation as may be requested by the Collateral Agent);

(v) Indemnity and Guaranty Agreement. The Administrative Agent shall have received the Indemnity and Guaranty Agreement (the “Indemnity and Guaranty Agreement”), by and among the Borrower and each Guarantor, in a form satisfactory to the Administrative Agent and duly executed by an Authorized Officer of each of the parties thereto; and

(w) Other Documents. The Agents shall have received such other documents, instruments, certificates and agreements as the Agents may reasonably request, each of which shall be in form and substance satisfactory to the Agents.

SECTION 7 Covenants. Within forty-five (45) days after the Effective Date, the Loan Parties shall cause each account listed on Schedule 6.23 of the Loan Agreement (as expressly modified hereby) to be subject to an Account Control Agreement to the extent required pursuant to Section 7.13 of the Loan Agreement.

SECTION 8 Reaffirmations.

(a) The Borrower hereby (i) agrees that, except as expressly provided herein, this Omnibus Amendment shall not limit or diminish the obligations of the Borrower under the Loan Agreement or any other Loan Document, (ii) reaffirms its obligations under the Loan Agreement (as expressly modified hereby) and each of the Loan Documents (including, without limitation, the Security Agreement (as expressly modified hereby)) to which it is a party, (iii) agrees that the Loan Agreement (as expressly modified hereby) and each such Loan Document (including, without limitation, the Security Agreement (as expressly modified hereby)) remains in full force and effect and is hereby ratified and confirmed, and (iv) acknowledges and agrees that as of the date hereof it has no defense, offset, counterclaim, cross-claim, or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of the Borrower’s liability to repay the Obligations or to seek affirmative relief or damages of any kind or nature from any Secured Party.

Each Existing Guarantor (i) reaffirms its obligations under the Security Agreement (as expressly modified hereby) and each of the other Loan Documents to which it is a party, (ii) acknowledges and agrees that the Security Agreement (as expressly modified hereby) and each of the other Loan Documents to which it is a party is, and shall continue to be, in full force and effect, (iii) acknowledges and agrees that all sums previously and now or hereafter advanced for, or on behalf, of the Borrower under the Loan Agreement shall constitute part of the Obligations guaranteed by the Existing Guarantors in the Security Agreement, and (iv) acknowledges and agrees that as of the date hereof it has no defense, offset, counterclaim, cross-claim, or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of the Obligations guaranteed by the Existing Guarantors in the Security Agreement or to seek affirmative relief or damages of any kind or nature from any Secured Party.

SECTION 9 Loan Document; Successors and Assigns. This Omnibus Amendment is a Loan Document for all purposes of the Loan Agreement and the other Loan Documents. This Omnibus Amendment is binding upon the Borrower, the Guarantors, any other Loan Parties, the Lenders, the Agents and each of their respective successors and permitted assigns and shall inure to the benefit of the respective successors and permitted assigns of the parties hereto and any other indemnified parties hereunder and their respective successors, permitted assigns and representatives.

SECTION 10 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. The Agents and the Lenders expressly reserve any and all rights, remedies, powers and privileges under the Loan Agreement, the Security Agreement, the other Loan Documents and Applicable Laws at any time with respect to any Default or Event of Default that has occurred and is continuing or may hereafter occur and be continuing. A Secured Party’s failure to insist at any time upon strict compliance with this Omnibus Amendment or any other Loan Document or any continued course of such conduct on its part will not constitute or be considered a waiver by such Secured Party of any of its rights or privileges. A waiver or consent, express or implied, of or to any breach or default by any party in the performance by that party of its obligations with respect to this Omnibus Amendment is not a waiver of consent of or to any other breach or default in the performance by that party of the same or any other obligations of that party.

SECTION 11 Fees and Expenses. The Loan Parties agree and acknowledge that all fees and expenses incurred by the Agents in connection with this Omnibus Amendment, including without limitation the costs, fees and disbursements of counsel to the Agents, for which the Borrower and the Guarantors are liable in accordance with and pursuant to Section 11.05 of the Loan Agreement shall be paid by the Borrower and the Guarantors to the Administrative Agent in accordance with said Section 11.05.

SECTION 12 Release. In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, each of the Borrower and the Guarantors, for itself and its successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, heirs and executors, as applicable (collectively, the “Releasors”), jointly and severally with each other Loan Party, releases, remises, acquits and forever discharges each Agent and each Lender and each of their respective subsidiaries, affiliates, officers, directors, employees, agents, attorneys, predecessors, successors and assigns, both present and former (collectively, the “Released Parties”) of and from any and all manner of actions, causes of action, torts, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in law or in equity, that exist or have occurred on or prior to the date of this Omnibus Amendment, arising out of or relating to this Omnibus Amendment or any other Loan Document which the Releasors ever had or now have against any of the Released Parties, including any presently existing claim whether or not presently suspected, contemplated or anticipated. To the fullest extent permitted under Applicable Laws, the foregoing release applies to all Releasor claims, whether based in contract, tort or any other theory, and such release shall extend to each Released Party notwithstanding the sole or concurrent negligence of every kind or character whatsoever, whether active or passive, whether an affirmative act or an omission, including without limitation, all types of negligent conduct identified in the Restatement (Second) of Torts, of one or more of the Released Parties or by reason of strict liability imposed without fault on any one or more of the Released Parties. Furthermore, each of the Borrower and the Guarantors hereby covenants and agrees not to bring, commence, prosecute, maintain, or cause or permit to be brought, commenced, prosecuted or maintained, any suit or action, either in law or equity, in any court or before any other administrative or judicial authority, regarding any claim or cause of action such Person may have against any Agent or any Lender arising on or prior to the date hereof out of, in connection with or in any way relating to any of the Loan Documents or otherwise.

SECTION 13 Miscellaneous; Incorporation by Reference. The terms and provisions of Sections 11.01(c), 11.02, 11.03, 11.04, 11.05, 11.06, 11.10, 11.11, 11.12, 11.13, 11.14, 11.16, 11.21 and 11.22 of the Loan Agreement are hereby incorporated herein by reference and shall apply to this Omnibus Amendment mutatis mutandis as if fully set forth herein.

(a) The descriptive headings of the various sections of this Omnibus Amendment are inserted for convenience of reference only and shall not affect the meaning or construction of any of the provisions hereof or thereof. The interpretive provisions of Section 1.02 of the Loan Agreement are incorporated herein by this reference, mutatis mutandis, and shall apply to this Omnibus Amendment as if fully set forth herein.

(b) This Omnibus Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Loan Agreement with respect to Loan Documents generally, as set forth in 11.01 thereof, which is incorporated herein by reference, mutatis mutandis, and shall apply to this Omnibus Amendment as if fully set forth herein.

SECTION 14 Governing Law; Consent to Jurisdiction; WAIVER OF JURY TRIAL.

(a) This Omnibus Amendment and the validity, interpretation, construction, and performance hereof shall be governed by and construed and enforced in accordance with, and any claim by any party hereto against any other party hereto (including any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest) shall be determined in accordance with, the internal laws of the State of New York for contracts made and to be performed wholly within the State of New York, without regard to principles of conflicts of laws requiring application of the law of any other jurisdiction.

(b) Article XII of the Loan Agreement (as amended hereby, in the case of Section 12.01) is hereby incorporated herein by reference and applies to this Amendment mutatis mutandis as if fully stated herein.

(c) EACH OF THE BORROWER AND THE GUARANTORS HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS OMNIBUS AMENDMENT, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS OMNIBUS AMENDMENT, AND AGREES THAT ANY SUCH ACTION OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS EXECUTING AND DELIVERING THIS OMNIBUS AMENDMENT AND GRANTING ANY FINANCIAL ACCOMMODATIONS TO THE LOAN PARTIES.

SECTION 15 References. From and after the Effective Date and the satisfaction of the conditions precedent listed in Section 6 of this Omnibus Amendment, (a) each reference in the Loan Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import, and all references to the Loan Agreement in any and all agreements, instruments, certificates and other documents, shall be deemed to mean the Loan Agreement as modified and amended by this Omnibus Amendment and as the same may be further amended, modified or supplemented in accordance with the terms thereof and (b) each reference in the Security Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import, and all references to the Security Agreement in any and all agreements, instruments, certificates and other documents, shall be deemed to mean the Security Agreement as modified and amended by this Omnibus Amendment and as the same may be further amended, modified or supplemented in accordance with the terms thereof.

SECTION 16 Collateral Assignment of Indemnity and Guaranty Agreement.

(a) Each Loan Party does hereby collaterally assign to the Collateral Agent such Loan Party’s rights (but, for the avoidance of doubt, not such Loan Party’s obligations or liabilities) under the Indemnity and Guaranty Agreement as collateral security for the performance and payment in full of all Obligations.

(b) Each Loan Party hereby acknowledges and agrees that the Indemnity and Guaranty Agreement shall not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner without the consent of the Administrative Agent and the Collateral Agent. Failure by the Loan Parties to comply with this Section 16(b) shall constitute an immediate Event of Default.

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IN WITNESS WHEREOF, each of the parties has duly executed this Omnibus Amendment as of the day and year first above written.

BORROWER:

CINEDIGM DC HOLDINGS, LLC

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	Secretary

EXISTING GUARANTORS:

ACCESS DIGITAL MEDIA, INC.

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	President

ACCESS DIGITAL CINEMA PHASE 2, CORP.

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	President

NEW GUARANTORS:

CHRISTIE/AIX, INC.

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	President

CINEDIGM DIGITAL FUNDING I, LLC

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	President

[Signature Page to Omnibus Joinder, Amendment No. 2 to Term Loan Agreement and Amendment No. 1 to
Guaranty, Pledge and Security Agreement]

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

PROSPECT CAPITAL CORPORATION

By:	/s/ M. Grier Eliasek
Name:	M. Grier Eliasek
Title:	President and Chief Operating Officer

LENDER:

PROSPECT CAPITAL FUNDING LLC

By:	/s/ M. Grier Eliasek
Name:	M. Grier Eliasek
Title:	Vice President

[Signature Page to Omnibus Joinder, Amendment No. 2 to Term Loan Agreement and Amendment No. 1 to
Guaranty, Pledge and Security Agreement]

Acknowledgement of the Parent:

By signing below, CINEDIGM CORP., a Delaware corporation, (i) reaffirms its obligations under the Limited Recourse Guaranty and the Limited Recourse Pledge Agreement, (ii) acknowledges and agrees that each of the Limited Recourse Guaranty and the Limited Recourse Pledge Agreement is, and shall continue to be, in full force and effect, (iii) acknowledges and agrees that all sums previously and now or hereafter advanced for, or on behalf, of the Borrower under the Loan Agreement shall constitute part of the Obligations guaranteed in the Limited Recourse Guaranty, and (iv) acknowledges and agrees that as of the date hereof it has no defense, offset, counterclaim, cross-claim, or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of the Obligations guaranteed by it in the Security Agreement or to seek affirmative relief or damages of any kind or nature from any Secured Party.

CINEDIGM CORP.

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	President, Digital Cinema, General Counsel and Secretary

[Signature Page to Acknowledgement of the Omnibus Joinder, Amendment No. 2 to Term Loan Agreement and
Amendment No. 1 to Guaranty, Pledge and Security Agreement]

ANNEX A

Schedule 6.07 to the Loan Agreement

Subsidiaries

Entity Name	Jurisdiction of Organization	Authorized Shares/ Membership Interest	Shares / Membership Interest Outstanding (By Class)	Number of shares or membership interests owned by Borrower	% Ownership by Borrower	% Ownership by Parent

Cinedigm DC Holdings, LLC	Delaware	N/A	N/A	N/A	0%	100%
Access Digital Media, Inc.	Delaware	50,000,000	24,586,169	All shares	100%	0%
Christie/AIX, Inc.	Delaware	1,000	188.96525	N/A	0%	0%
Cinedigm Digital Funding I, LLC	Delaware	100%	100%	N/A	0%	0%
Cinedigm Digital Funding 2, LLC	Delaware	N/A	N/A	N/A	0%	0%
CDF2 Holdings, LLC	Delaware	N/A	N/A	N/A	0%	0%
Access Digital Cinema Phase 2, Corp.	Delaware	1,000	100	N/A	0%	100%
Access Digital Cinema Phase 2 B/AIX, Corp.	Delaware	1,000	1,000	N/A	0%	0%
Cinedigm Digital Cinema Australia Pty Ltd	Victoria (Australia)	N/A1	100	N/A	0%	100%

[1]	The entity can issue as many shares as the directors decide to issue. There is no limit in Australia and no concept of 'authorized share capital'.

Annex A -1

Schedule 6.13 to the Loan Agreement

Real Property

None.

Annex A -2

Schedule 6.17 to the Loan Agreement

Security Documents and Perfection Matters

Limited Recourse Pledge Collateral

1.	Sixty-six ordinary shares of Cinedigm Digital Cinema Australia Pty Ltd represented by certificate No. 2, accompanied by share transfer form in blank (perfection by possession and by registration in Personal Property Securities Register in Australia).

2.	All of the membership interests in Cinedigm DC Holdings, LLC represented by certificate No. 1, accompanied by stock powers in blank (perfection by possession).

3.	One hundred shares of common stock of Access Digital Phase 2, Corp., par value $0.01 represented by certificate No. 2, accompanied by stock powers in blank (perfection by possession).

4.	Twenty-four million five hundred eighty-six thousand one hundred sixty-nine shares of common stock, par value $0.001 per share of Access Digital Media, Inc. represented by certificate No. 3, accompanied by stock powers in blank (perfection by possession).

5.	One hundred eighty eight and 96/100 shares of common stock, par value $.01 per share of Christie/AIX, Inc. represented by certificate no. 11, accompanied by stock powers in blank (perfection by possession).

6.	All of the membership interests of Christie/AIX, Inc. in Cinedigm Digital Funding 1, LLC represented by certificate number 1, accompanied by stock powers in blank (perfection by possession).

7.	Secured Promissory Note dated as of February 28, 2013, made by Cinedigm Digital Cinema Australia Pty Ltd (“Maker”) to the order of Cinedigm DC Holdings, LLC (“Payee”) for all amounts from time to time payable to Payee pursuant to the Management Services Agreement dated as of February 28, 2013, by and between the Maker and the Payee, accompanied by an Allonge executed in blank.

Security Agreement Collateral

1.	UCC-1 financing statement filed with the Secretary of State of the State of Delaware naming Cinedigm DC Holdings, LLC, as debtor and Prospect Capital Corporation as Collateral Agent and as secured party for “all personal property” excluding any Excluded Property (as defined in the Term Loan Agreement dated as of February 28, 2013, by and among Cinedigm DC Holdings, LLC, Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. and each other Guarantor that is a party thereto, the Lenders party thereto, and Prospect, in its separate capacities as Administrative Agent and Collateral Agent).

Annex A -3

2.	UCC-1 financing statement filed with the Secretary of State of the State of Delaware naming Access Digital Media, Inc., as debtor and Prospect Capital Corporation as Collateral Agent and as secured party for “all personal property” excluding any Excluded Property (as defined in the Term Loan Agreement dated as of February 28, 2013, by and among Cinedigm DC Holdings, LLC, Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. and each other Guarantor that is a party thereto, the Lenders party thereto, and Prospect, in its separate capacities as Administrative Agent and Collateral Agent).

3.	UCC-1 financing statement filed with the Secretary of State of the State of Delaware naming Access Digital Cinema Phase 2, Corp., as debtor and Prospect Capital Corporation as Collateral Agent and as secured party for “all personal property” excluding any Excluded Property (as defined in the Term Loan Agreement dated as of February 28, 2013, by and among Cinedigm DC Holdings, LLC, Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. and each other Guarantor that is a party thereto, the Lenders party thereto, and Prospect, in its separate capacities as Administrative Agent and Collateral Agent).

4.	UCC-1 financing statement filed with the Secretary of State of the State of Delaware naming Cinedigm DC Holdings, LLC, as debtor and Prospect Capital Corporation as Collateral Agent and as secured party for “(1) Any and all shares, shareholder’s or stockholder’s interests, partnership interests, partner’s interests, limited liability company interests, or other equity interests, whether owned directly or indirectly, in part or in whole, by Cinedigm DC Holdings, LLC, whether now owned or subsequently acquired and all proceeds of the foregoing, including, without limitation, the shares set forth below:

Issuer	Class of Shares	Certificate Number	% of Shares Owned/ % of Shares Pledged

Access Digital Media, Inc.	Common	3	100%/100%

(2) The collateral shall not include “Excluded Property,” as such term is defined in and used pursuant to the terms of that certain Guaranty, Pledge and Security Agreement, dated as of February 28, 2013, made by (i) Cinedigm DC Holdings, LLC, a Delaware limited liability company, (ii) Access Digital Media, Inc., a Delaware corporation, (iii) Access Digital Cinema Phase 2, Corp., a Delaware corporation and (iv) each other guarantor from time to time party thereto in favor of Prospect Capital Corporation, a Maryland corporation, as collateral agent for the secured parties.”

Annex A -4

5.	UCC-1 financing statement filed with the Secretary of State of the State of Delaware naming Cinedigm Digital Cinema Corp. as debtor and Prospect Capital Corporation as Collateral Agent and as secured party for “(1) The shares set forth below owned by Cinedigm Digital Cinema Corp., any other Pledged Stock or Pledged Property (as each such term is defined and used in the Pledge Agreement defined below):

Issuer	Class of Shares	Certificate Number	% of Shares Owned/ % of Shares Pledged

Cinedigm DC Holdings, LLC	N/A	1	100%/100%
Access Digital Cinema Phase 2, Corp.	Common	2	100%/100%
Cinedigm Digital Cinema Australia Pty Ltd	Ordinary	2	100%/66%

(2) The collateral shall not include “Excluded Property,” as such term is defined in and used pursuant to the terms of that certain Guaranty, Pledge and Security Agreement (the “Pledge Agreement”), dated as of February 28, 2013, made by (i) Cinedigm DC Holdings, LLC, a Delaware limited liability company, (ii) Access Digital Media, Inc., a Delaware corporation, (iii) Access Digital Cinema Phase 2, Corp., a Delaware corporation and (iv) each other guarantor from time to time party thereto in favor of Prospect Capital Corporation, a Maryland corporation, as collateral agent for the secured parties.”

6.	UCC-1 financing statement to be filed with the Secretary of State of the State of Delaware naming Access Digital Media, Inc., as debtor and Prospect Capital Corporation as Collateral Agent and as secured party for “(1) Any and all shares, shareholder’s or stockholder’s interests, partnership interests, partner’s interests, limited liability company interests, or other equity interests, whether owned directly or indirectly, in part or in whole, by Access Digital Media, Inc., whether now owned or subsequently acquired and all proceeds of the foregoing, including, without limitation, the shares set forth below:

Issuer	Class of Shares	Certificate Number	% of Shares Owned/ % of Shares Pledged

Christie/AIX, Inc.	Common	11	100%/100%

(2) The collateral shall not include “Excluded Property,” as such term is defined in and used pursuant to the terms of that certain Guaranty, Pledge and Security Agreement, dated as of February 28, 2013 (as amended, supplemented or otherwise modified, renewed or replaced from time to time), made by (i) Cinedigm DC Holdings, LLC, a Delaware limited liability company, (ii) Access Digital Media, Inc., a Delaware corporation, (iii) Access Digital Cinema Phase 2, Corp., a Delaware corporation and (iv) each other guarantor from time to time party thereto in favor of Prospect Capital Corporation, a Maryland corporation, as collateral agent for the secured parties.”

7.	UCC-1 financing statement to be filed with the Secretary of State of the State of Delaware naming Christie/AIX, Inc., as debtor and Prospect Capital Corporation as Collateral Agent and as secured party for “all personal property” excluding any Excluded Property (as defined in the Term Loan Agreement dated as of February 28, 2013 (as amended, supplemented or otherwise modified, renewed or replaced from time to time), by and among Cinedigm DC Holdings, LLC, Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. and each other Guarantor that is a party thereto, the Lenders party thereto, and Prospect Capital Corporation, in its separate capacities as Administrative Agent and Collateral Agent).

Annex A -5

8.	UCC-1 financing statement to be filed with the Secretary of State of the State of Delaware naming Christie/AIX, Inc., as debtor and Prospect Capital Corporation as Collateral Agent and as secured party for “(1) Any and all shares, shareholder’s or stockholder’s interests, partnership interests, partner’s interests, limited liability company interests, or other equity interests, whether owned directly or indirectly, in part or in whole, by Christie/AIX, Inc., whether now owned or subsequently acquired and all proceeds of the foregoing, including, without limitation, the shares set forth below:

Issuer	Class of Shares	Certificate Number	% of Shares Owned/ % of Shares Pledged

Cinedigm Digital Funding I, LLC	N/A	1	100%/100%

(2) The collateral shall not include “Excluded Property,” as such term is defined in and used pursuant to the terms of that certain Guaranty, Pledge and Security Agreement, dated as of February 28, 2013 (as amended, supplemented or otherwise modified, renewed or replaced from time to time), made by (i) Cinedigm DC Holdings, LLC, a Delaware limited liability company, (ii) Access Digital Media, Inc., a Delaware corporation, (iii) Access Digital Cinema Phase 2, Corp., a Delaware corporation and (iv) each other guarantor from time to time party thereto in favor of Prospect Capital Corporation, a Maryland corporation, as collateral agent for the secured parties.”

9.	UCC-1 financing statement to be filed with the Secretary of State of the State of Delaware naming Cinedigm Digital Funding I, LLC, as debtor and Prospect Capital Corporation as Collateral Agent and as secured party for “all personal property” excluding any Excluded Property (as defined in the Term Loan Agreement, dated as of February 28, 2013 (as amended, supplemented or otherwise modified, renewed or replaced from time to time), by and among Cinedigm DC Holdings, LLC, Access Digital Media, Inc., Access Digital Cinema Phase 2, Corp. and each other Guarantor that is a party thereto, the Lenders party thereto, and Prospect Capital Corporation, in its separate capacities as Administrative Agent and Collateral Agent).

Annex A -6

Schedule 6.22 to the Loan Agreement

Existing Indebtedness

Phase 1 Group Members:

None.

Phase 2 Group Members:

1.	Credit Agreement dated as of October 18, 2011, by and among Cinedigm Digital Funding 2, LLC, the Lenders party thereto, and Société Générale, New York Branch, as Administrative Agent and Collateral Agent.

a.	Corrective Amendment to Credit Agreement, dated as of February 29, 2012 by and between Cinedigm Digital Funding 2, LLC, and Société Générale, New York Branch, as Administrative Agent and Collateral Agent.

b.	Amendment No. 1 to Credit Agreement, dated as of March 28, 2012 by and among Cinedigm Digital Funding 2, LLC, the Lenders party thereto, and Société Générale, New York Branch.

c.	Corrective Amendment to Credit Agreement, dated as of May 31, 2012, but effective as of December 31, 2011 by and between Cinedigm Digital Funding 2, LLC, and Société Générale, New York Branch, as Administrative Agent and Collateral Agent.

d.	Amendment No. 2 and Consent to Credit Agreement, dated as of October 19, 2012, by and between Cinedigm Digital Funding 2, LLC and Société Générale, New York Branch, as Administrative Agent with the consent of the Required Lenders.

e.	Amendment No. 3 to Credit Agreement and Waiver, dated as of March 31, 2013, by and between Cinedigm Digital Funding 2, LLC and Société Générale, New York Branch, as Administrative Agent with the consent of the Required Lenders.

f.	Amendment No. 4 to Credit Agreement and Waiver, dated as of August 14, 2013, by and between Cinedigm Digital Funding 2, LLC and Société Générale, New York Branch, as Administrative Agent with the consent of the Required Lenders.

g.	Amendment No. 5 to Credit Agreement and Waiver, dated as of June 23, 2104, by and among Cinedigm Digital Funding 2, LLC, Access Cinema Digital Phase 2, Corp., CDF2 Holdings, LLC and Société Générale, New York Branch, as Administrative Agent with the consent of the Required Lenders.

Annex A -7

2.	Guaranty and Security Agreement, dated as of October 18, 2011, by Cinedigm Digital Funding 2, LLC, and each of the other Grantors, in favor of Société Générale, New York Branch, as collateral agent for the Lenders and each other Secured Party.

3.	Credit Facility Agreement, $11,424,760, between Access Digital Cinema Phase 2 B/AIX Corp. and KBC Bank NV, Bank, dated as of May 31st 2011.

4.	Credit Facility Agreement, $13,311,800, between Access Digital Cinema Phase 2 B/AIX Corp. and KBC Bank NV, dated as of May 3rd 2010.

5.	Credit Facility Agreement, $22,335,993, between Access Digital Cinema Phase 2 B/AIX Corp. and KBC Bank NV, dated as of May 6th 2010.

6.	Credit Facility Agreement, $6,450,000, between Access Digital Cinema Phase 2 B/AIX Corp. and KBC Bank NV, Bank, dated as of January 20th 2011.

7.	Security Agreement between Access Digital Cinema Phase 2, B/AIX Corp. and KBC Bank NV, Bank, dated as of February 8, 2010.

8.	Security Agreement between Access Digital Cinema Phase 2, B/AIX Corp. and KBC Bank NV, Bank, dated as of January 20, 2011.

9.	Security Agreement between Access Digital Cinema Phase 2, B/AIX Corp. and KBC Bank NV, Bank, dated as of May 31, 2011.

10.	Security Agreement between Access Digital Cinema Phase 2, B/AIX Corp. and KBC Bank NV, Bank, dated as of May 6, 2010.

11.	Security Agreement between Access Digital Cinema Phase 2, B/AIX Corp. and KBC Bank NV, Bank, dated as of November 25, 2008.

12.	Security Agreement between Access Digital Cinema Phase 2 B/AIX Corp., and KBC Bank NV, dated as of April 28, 2010.

13.	Cinedigm Installation Note dated as of October 18, 2011, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

14.	Delayed Draw Term Loan Note dated as of October 18, 2011, executed by Cinedigm Digital Funding 2, LLC in favor of TD Bank, N.A.

15.	Vendor Note dated as of October 18, 2011, executed by CDF2 Holdings, LLC in favor of Cinedigm Ballantyne Strong, Inc.

16.	SG Advisory Fee Note dated as of October 18, 2011, executed by Cinedigm Digital Funding 2, LLC in favor of Société Générale, New York Branch.

17.	Subordinated Promissory Note, dated as of January 16, 2013, executed by CDF2 Holdings, LLC in favor of Ballantyne Strong, Inc.

Annex A -8

18.	Subordinated Promissory Note, dated as of January 16, 2013, executed by CDF2 Holdings, LLC in favor of Barco, Inc.

19.	Subordinated Promissory Note, dated as of January 16, 2013, executed by CDF2 Holdings, LLC in favor of NEC Display Solutions of America, Inc.

20.	Subordinated Promissory Note, dated as of January 16, 2013, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

21.	Subordinated Promissory Note, dated as of December 19, 2012, executed by CDF2 Holdings, LLC in favor of Moving Image Technologies, LLC.

22.	Subordinated Promissory Note, dated as of December 19, 2012, executed by CDF2 Holdings, LLC in favor of Ballantyne Strong, Inc.

23.	Subordinated Promissory Note, dated as of December 19, 2012, executed by CDF2 Holdings, LLC in favor of NEC Display Solutions of America, Inc.

24.	Subordinated Promissory Note, dated as of December 19, 2012, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

25.	Subordinated Promissory Note, dated as of October 24, 2012, executed by CDF2 Holdings, LLC in favor of NEC Display Solutions of America, Inc.

26.	Subordinated Promissory Note, dated as of October 24, 2012, executed by CDF2 Holdings, LLC in favor of Ballantyne Strong, Inc.

27.	Subordinated Promissory Note, dated as of October 24, 2012, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

28.	Subordinated Promissory Note, dated as of October 16, 2012, executed by CDF2 Holdings, LLC in favor of Moving Image Technologies, Inc.

29.	Subordinated Promissory Note, dated as of October 16, 2012, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

30.	Subordinated Promissory Note, dated as of August 31, 2012, executed by CDF2 Holdings, LLC in favor of Barco, Inc.

31.	Subordinated Promissory Note, dated as of August 31, 2012, executed by CDF2 Holdings, LLC in favor of Moving Image Technologies, LLC.

32.	Subordinated Promissory Note, dated as of August 31, 2012, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

33.	Subordinated Promissory Note, dated as of July 31, 2012, executed by CDF2 Holdings, LLC in favor of NEC Display Solutions of America, Inc.

Annex A -9

34.	Subordinated Promissory Note, dated as of July 31, 2012, executed by CDF2 Holdings, LLC in favor of Ballantyne Strong, Inc.

35.	Subordinated Promissory Note, dated as of July 31, 2012, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

36.	Subordinated Promissory Note, dated as of June 29, 2012, executed by CDF2 Holdings, LLC in favor of NEC Display Solutions of America, Inc.

37.	Subordinated Promissory Note, dated as of June 29, 2012, executed by CDF2 Holdings, LLC in favor of Ballantyne Strong, Inc.

38.	Subordinated Promissory Note, dated as of June 29, 2012, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

39.	Subordinated Promissory Note, dated as of April 30, 2012, executed by CDF2 Holdings, LLC in favor of Barco, Inc.

40.	Subordinated Promissory Note, dated as of April 30, 2012, executed by CDF2 Holdings, LLC in favor of NEC Display Solutions of America, Inc.

41.	Subordinated Promissory Note, dated as of April 30, 2012, executed by CDF2 Holdings, LLC in favor of Ballantyne Strong, Inc.

42.	Subordinated Promissory Note, dated as of April 30, 2012, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

43.	Subordinated Promissory Note, dated as of March 30, 2012, executed by CDF2 Holdings, LLC in favor of NEC Display Solutions of America, Inc.

44.	Subordinated Promissory Note, dated as of March 30, 2012, executed by CDF2 Holdings, LLC in favor of Ballantyne Strong, Inc.

45.	Subordinated Promissory Note, dated as of March 30, 2012, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

46.	Subordinated Promissory Note, dated as of February 29, 2012, executed by CDF2 Holdings, LLC in favor of NEC Display Solutions of America, Inc.

47.	Subordinated Promissory Note, dated as of February 29, 2012, executed by CDF2 Holdings, LLC in favor of Ballantyne Strong, Inc.

48.	Subordinated Promissory Note, dated as of February 29, 2012, executed by CDF2 Holdings, LLC in favor of Barco, Inc.

49.	Subordinated Promissory Note, dated as of February 29, 2012, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

50.	Subordinated Promissory Note, dated as of January 31, 2012 executed by CDF2 Holdings, LLC in favor of Ballantyne Strong, Inc.

51.	Subordinated Promissory Note, dated as of January 31, 2012, executed by CDF2 Holdings, LLC in favor of NEC Display Solutions of America, Inc.

52.	Subordinated Promissory Note, dated as of January 31, 2012, executed by CDF2 Holdings, LLC in favor of Cinedigm Digital Cinema Corp.

Annex A -10

Schedule 6.23 to the Loan Agreement

Deposit Accounts and Securities Accounts

Cinedigm Digital Funding I, LLC

Institution Name and Address	Account Number	Name of Account Owner

JPMorgan Chase Bank, N.A.		Cinedigm Digital Funding I, LLC

Cinedigm DC Holdings, LLC

Institution Name and Address	Account Number	Name of Account Owner

TD Bank NA, 222 Madison Ave, Morristown NJ 07960		Cinedigm DC Holdings, LLC
TD Bank NA, 222 Madison Ave, Morristown NJ 07960		Cinedigm DC Holdings, LLC
TD Bank NA, 222 Madison Ave, Morristown NJ 07960		Cinedigm DC Holdings, LLC

Access Digital Cinema Phase 2, Corp.

Institution Name and Address	Account Number	Name of Account Owner

TD Bank NA, 222 Madison Avenue, Morristown, NJ 07960		Access Digital Cinema Phase 2, Corp.
TD Bank NA, 222 Madison Avenue, Morristown, NJ 07960		Access Digital Cinema Phase 2, Corp.

Access Digital Media, Inc.

None.

Annex A -11

ANNEX B

Schedule 1 to the Security Agreement

Commercial Tort Claims

None.

Annex B - 1

Schedule 2 to the Security Agreement

Loan Party Information

Loan Party’s Name	Loan Party’s Jurisdiction of Organization	Location of Loan Party’s Chief Executive Office	Loan Party’s Tax Identification Number	Loan Party’s Organizational Number

Cinedigm DC Holdings, LLC	Delaware	902 Broadway, 9th Floor, New York, New York 10010	46-2100494 (Federal EIN)	5290958 (File Number in Delaware)
Access Digital Media, Inc.	Delaware	902 Broadway, 9th Floor, New York, New York 10010	20-0037764 (Federal EIN)	3621753 (File Number in Delaware)
Access Digital Cinema Phase 2, Corp.	Delaware	902 Broadway, 9th Floor, New York, New York 10010	26-1444888 (Federal EIN)	4443030 (File Number in Delaware)
Christie/AIX, Inc.	Delaware	902 Broadway, 9th Floor, New York, New York 10010	20-3133713 (Federal EIN	3980067 (File Number in Delaware)
Cinedigm Digital Funding I, LLC	Delaware	902 Broadway, 9th Floor, New York, New York 10010	27-2336070 (Federal EIN	4809809 (File Number in Delaware)

Annex B - 2

Schedule 3 to the Security Agreement

Pledged Collateral

Cinedigm DC Holdings, LLC

1. Any and all shares, shareholder’s or stockholder’s interests, partnership interests, partner’s interests, limited liability company interests, or other equity interests, whether owned directly or indirectly, in part or in whole, by Cinedigm DC Holdings, LLC, whether now owned or subsequently acquired and all proceeds of the foregoing, including, without limitation, the shares set forth below:

Issuer	Class of Shares	Certificate Number	% of Share Interest owned/% of Share Interest Pledged

Access Digital Media, Inc.	Common	3	100%/100%

2. The collateral shall not include “Excluded Property,” as such term is defined in and used pursuant to the terms of that certain Guaranty, Pledge and Security Agreement, dated as of February 28, 2013 (as amended, supplemented or otherwise modified, renewed or replaced from time to time), by and among Cinedigm DC Holdings, LLC, a Delaware limited liability company, Access Digital Media, Inc., a Delaware corporation, Access Digital Cinema Phase 2, Corp., a Delaware corporation and each other guarantor from time to time party thereto in favor of Prospect Capital Corporation, a Maryland corporation, as collateral agent for the secured parties.

3. All personal property and other assets of the debtor, wherever located, whether now owned or existing or hereafter acquired or arising, together with all proceeds thereof, excluding the “Excluded Property” as such term is defined in and used pursuant to the terms of that certain Guaranty, Pledge and Security Agreement, dated as of February 28, 2013 (as amended, supplemented or otherwise modified, renewed or replaced from time to time), by and among Cinedigm DC Holdings, LLC, a Delaware limited liability company, Access Digital Media, Inc., a Delaware corporation, Access Digital Cinema Phase 2, Corp., a Delaware corporation and each other guarantor from time to time party thereto in favor of Prospect Capital Corporation, a Maryland corporation, as collateral agent for the secured parties.

Access Digital Media, Inc.

1. Any and all shares, shareholder’s or stockholder’s interests, partnership interests, partner’s interests, limited liability company interests, or other equity interests, whether owned directly or indirectly, in part or in whole, by Access Digital Media, Inc., whether now owned or subsequently acquired and all proceeds of the foregoing, including, without limitation, the shares set forth below:

Issuer	Class of Shares	Certificate Number	% of Share Interest owned/% of Share Interest Pledged

Christie/AIX, Inc.	Common	11	100%/100%

Annex B - 3

2. The collateral shall not include “Excluded Property,” as such term is defined in and used pursuant to the terms of that certain Guaranty, Pledge and Security Agreement, dated as of February 28, 2013 (as amended, supplemented or otherwise modified, renewed or replaced from time to time), by and among Cinedigm DC Holdings, LLC, a Delaware limited liability company, Access Digital Media, Inc., a Delaware corporation, Access Digital Cinema Phase 2, Corp., a Delaware corporation and each other guarantor from time to time party thereto in favor of Prospect Capital Corporation, a Maryland corporation, as collateral agent for the secured parties.

3. All personal property and other assets of the debtor, wherever located, whether now owned or existing or hereafter acquired or arising, together with all proceeds thereof, excluding the “Excluded Property” as such term is defined in and used pursuant to the terms of that certain Guaranty, Pledge and Security Agreement, dated as of February 28, 2013 (as amended, supplemented or otherwise modified, renewed or replaced from time to time), by and among Cinedigm DC Holdings, LLC, a Delaware limited liability company, Access Digital Media, Inc., a Delaware corporation, Access Digital Cinema Phase 2, Corp., a Delaware corporation and each other guarantor from time to time party thereto in favor of Prospect Capital Corporation, a Maryland corporation, as collateral agent for the secured parties.

Cinedigm Corp. (f/k/a Cinedigm Digital Cinema Corp.)

1. The shares set forth below owned by Cinedigm Corp., any other Pledged Stock or Pledged Property (as each such term is defined and used in the Pledge Agreement defined below):

Issuer	Class of Share/ Membership Interest	Certificate Number	% of Share/Membership Interest owned/% of Share/Membership Interest Pledged

Cinedigm DC Holdings, LLC	N/A	1	100%/100%
Access Digital Cinema Phase 2, Corp.	Common	2	100%/100%
Cinedigm Digital Cinema Australia Pty Ltd	Ordinary	2	100%/66%

2. The collateral shall not include “Excluded Property,” as such term is defined in and used pursuant to the terms of that certain Guaranty, Pledge and Security Agreement, dated as of February 28, 2013 (as amended, supplemented or otherwise modified, renewed or replaced from time to time), by and among Cinedigm DC Holdings, LLC, a Delaware limited liability company, Access Digital Media, Inc., a Delaware corporation, Access Digital Cinema Phase 2, Corp., a Delaware corporation and each other guarantor from time to time party thereto in favor of Prospect Capital Corporation, a Maryland corporation, as collateral agent for the secured parties.

Annex B - 4

Access Digital Cinema Phase 2, Corp.

1. All personal property and other assets of the debtor, wherever located, whether now owned or existing or hereafter acquired or arising, together with all proceeds thereof, excluding the “Excluded Property” as such term is defined in and used pursuant to the terms of that certain Guaranty, Pledge and Security Agreement, dated as of February 28, 2013 (as amended, supplemented or otherwise modified, renewed or replaced from time to time), by and among Cinedigm DC Holdings, LLC, a Delaware limited liability company, Access Digital Media, Inc., a Delaware corporation, Access Digital Cinema Phase 2, Corp., a Delaware corporation, and each other guarantor from time to time party thereto in favor of Prospect Capital Corporation, a Maryland corporation, as collateral agent for the secured parties.

Christie/AIX, Inc.

4. Any and all shares, shareholder’s or stockholder’s interests, partnership interests, partner’s interests, limited liability company interests, or other equity interests, whether owned directly or indirectly, in part or in whole, by Christie/AIX, Inc., whether now owned or subsequently acquired and all proceeds of the foregoing, including, without limitation, the shares set forth below:

Issuer	Class of Shares	Certificate Number	% of Share Interest owned/% of Share Interest Pledged

Cinedigm Digital Funding I, LLC	N/A	1	100%/100%

5. The collateral shall not include “Excluded Property,” as such term is defined in and used pursuant to the terms of that certain Guaranty, Pledge and Security Agreement, dated as of February 28, 2013 (as amended, supplemented or otherwise modified, renewed or replaced from time to time), by and among Cinedigm DC Holdings, LLC, a Delaware limited liability company, Access Digital Media, Inc., a Delaware corporation, Access Digital Cinema Phase 2, Corp., a Delaware corporation and each other guarantor from time to time party thereto in favor of Prospect Capital Corporation, a Maryland corporation, as collateral agent for the secured parties.

6. All personal property and other assets of the debtor, wherever located, whether now owned or existing or hereafter acquired or arising, together with all proceeds thereof, excluding the “Excluded Property” as such term is defined in and used pursuant to the terms of that certain Guaranty, Pledge and Security Agreement, dated as of February 28, 2013 (as amended, supplemented or otherwise modified, renewed or replaced from time to time), by and among Cinedigm DC Holdings, LLC, a Delaware limited liability company, Access Digital Media, Inc., a Delaware corporation, Access Digital Cinema Phase 2, Corp., a Delaware corporation and each other guarantor from time to time party thereto in favor of Prospect Capital Corporation, a Maryland corporation, as collateral agent for the secured parties.

Cinedigm Digital Funding I, LLC

1. All personal property and other assets of the debtor, wherever located, whether now owned or existing or hereafter acquired or arising, together with all proceeds thereof, excluding the “Excluded Property” as such term is defined in and used pursuant to the terms of that certain Guaranty, Pledge and Security Agreement, dated as of February 28, 2013 (as amended, supplemented or otherwise modified, renewed or replaced from time to time), by and among Cinedigm DC Holdings, LLC, a Delaware limited liability company, Access Digital Media, Inc., a Delaware corporation, Access Digital Cinema Phase 2, Corp., a Delaware corporation, and each other guarantor from time to time party thereto in favor of Prospect Capital Corporation, a Maryland corporation, as collateral agent for the secured parties.

Annex B - 5

Schedule 4 to the Security Agreement

Intellectual Property

Access Digital Media, Inc. is the registered owner of trademark entitled “THE COURIER FOR THE DIGITAL ERA’ (Serial No. 78-323372, Registration No. 3,151,575).

Annex B - 6